                      SECURITIES AND EXCHANGE COMMISSION

                            450 Fifth Street, N.W.
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                       Date of report: February 15, 2000


                Volkswagen Credit Auto Receivables Corporation
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               (Exact Name of Registrant as Specified in Charter)


                                   EXHIBITS

      Delaware                      33-80055                   38-2748796
      --------                      --------                   ----------

(State of Incorporation)     (Commission File Number)     (IRS Employer Id. No.)



                3800 Hamlin Road, Auburn Hills, Michigan 48326
                ----------------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

      Registrant's telephone number, including area code: (248) 340-4938

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events

          The Monthly Servicing Report relating to the Volkswagen Credit Auto Master Trust, Series 1996-1 for the Collection Period ended February 15, 2000, provided to Citibank, N.A., as trustee is attached hereto as Exhibit 20 and is incorporated herein by reference.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


     Designation                   Description                   Method of Filing
     -----------                   -----------                   ----------------
     Exhibit 20             Report for the month ended         Filed with this report.
                            February 15, 2000 provided to
                            Citibank, N.A., as trustee
                            under the Volkswagen
                            Credit Auto Master Trust,
                            Series 1996-1

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly cause this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   Volkswagen Credit Auto Master Trust



                                   By: Volkswagen Credit Auto
                                       Receivables Corporation


                                   By:    /s/ Frank Witter
                                       ------------------------
                                        Frank Witter